United States
Securities and Exchange Commission
Washington, D. C. 20549

_____________________

FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-25380

Date of Report: May 19, 2008

CHINA HUAREN ORGANIC PRODUCTS, INC.
(Exact Name of Small Business Issuer as specified in its Charter.)

DELAWARE	43-1401158
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

c/o American Union Securities, Inc. 100 Wall Street, 15th Floor, New York, NY 10005
(Address of Principal Executive Offices, including zip code)

212-232-0120
(Issuer's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Director; Appointment of Certain Officers

On May 19, 2008 Fang Jinzhong and Zhang Chengcai submitted their resignations from the Board of Directors of China Huaren Organic Products, Inc., and from their positions as officers of the Company.

On May 20, 2008 the Board of Directors elected Cao Yushu to fill the vacancy on the Board left by Mr. Fang.  The Board also elected Ms. Cao to serve as the Chief Executive Officer and Chief Financial Officer of China Huaren Organic Products, Inc.

Information regarding Ms. Cao follows.

Cao Yushu.  Since 2000 Ms. Cao has been employed as President of Heilongjiang Futian Clean Fuel Co., Ltd.  Prior to that appointment, Ms. Cao was employed in the fuel industry as a manager, and in a government position as an accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Cao Yushu
                  Cao Yushu, Chief Executive Officer

         Date: May 21, 2008